EXHIBIT 99.7

NOTICE OF GRANT OF RESTRICTED STOCK AWARD

MANAGEMENT INCENTIVE PLAN OF PARADIGM HOLDINGS, INC.

FOR GOOD AND VALUABLE CONSIDERATION, Paradigm Holdings Inc., a Wyoming corporation (the “Company”), hereby grants, pursuant to the provisions of the Management Incentive Plan of Paradigm Holdings, Inc. (the “Plan”), to the Member of the Board of Directors (“Board Member”) designated in this Notice of Grant of Restricted Stock Award (the “Notice”) the number of shares of the common stock of the Company set forth in the Notice, subject to certain restrictions as outlined below in this Notice and the additional provisions set forth in the attached Terms and Conditions of Restricted Stock Award (the “Agreement”). Also enclosed is a copy of the information statement describing important provisions of the Plan.

Board Member:   Edwin M (Mac) Avery

Grant Date:          May 3, 2007

# of Shares of Restricted Stock: 100,000

Purchase Price: Subject to the withholding provisions of Paragraph 5 of the Terms and Conditions, this Restricted Stock Award does not require the Board Member to pay any purchase price or other cash consideration in connection with the issuance or delivery of the Restricted Stock.

Vesting Schedule: Subject to the provisions contained in Paragraphs 4, 5 and 6 of the Terms and Conditions, this Restricted Stock Award shall vest, and the applicable Restrictions set forth in the Terms and Conditions shall lapse on January 2, 2012 in the event the Board Member does not have a Dismissal event prior to the applicable vesting date.

Change in Control: Notwithstanding the foregoing vesting schedule, the Restricted Stock Award will be deemed fully vested and no longer subject to forfeiture in the event of a Change in Control of the Company (as defined in and subject to the provisions of Paragraph 3 of the Terms and Conditions).

Forfeiture: The Board Member’s rights in the Restricted Stock Award on which the Restrictions have not lapsed pursuant to the vesting schedule provisions above shall be forfeited in full in the event of the Board Member’s Dismissal from the Board for Cause. In the case of the Board Member’s Dismissal from the Board for reasons other than Cause; the Board Member’s failure to be nominated and win re-election to the Board; or, if during the Restricted Period the Board Member incurs a Dismissal event for reason of death or disability, the Restricted Stock Grant shall become fully vested subject to the withholding requirements below.

By signing below, the Board Member agrees that this Restricted Stock Award is granted under and governed by the terms and conditions of the Management Incentive Plan of Paradigm Holdings, Inc. and the attached Terms and Conditions.

Board Member	Paradigm Holdings, Inc.

/s/ Edwin Avery	By:	/s/ John Moore
Title: Chairman of the Compensation Committee
Date:		Date: May 3, 2007

TERMS AND CONDITIONS OF RESTRICTED STOCK AWARD

These Terms and Conditions of Restricted Stock Award relates to the Notice of Grant of Restricted Stock Award (the “Notice”) attached hereto, by and between Paradigm Holdings, Inc., a Wyoming corporation (the “Company”), and the person identified in the Notice (the “Board Member”).

The Board of Directors of the Company has authorized and approved the Management Incentive Plan of Paradigm Holdings, Inc. (the “Plan”), which has been approved by the stockholders of the Company. The Committee has approved an award to the Board Member of a number of shares of the Company’s common stock, conditioned upon the Board Member’s acceptance of the provisions set forth in the Notice and these Terms and Conditions within 60 days after the Notice and these Terms and Conditions are presented to the Board Member for review. For purposes of the Notice and these Terms and Conditions, any reference to the Company shall include a reference to any Subsidiary.

1.	Grant of Restricted Stock.

(a) Subject to the terms and conditions of the Plan, as of the Grant Date, the Company grants to the Board Member the number of shares of Common Stock set forth in the Notice (the “Restricted Shares”), subject to the restrictions set forth in Paragraph 2 of these Terms and Conditions, the provisions of the Plan and the other provisions contained in these Terms and Conditions. If and when the restrictions set forth in Paragraph 2 expire in accordance with these Terms and Conditions without forfeiture of the Restricted Shares, and upon the satisfaction of all other applicable conditions as to the Restricted Shares, such shares shall no longer be considered Restricted Shares for purposes of these Terms and Conditions.

(b) As soon as practicable after the Grant Date, the Company shall direct that a stock certificate or certificates representing the applicable Restricted Shares be registered in the name of and issued to the Board Member. Such certificate or certificates shall be held in the custody of the Company or its designee until the expiration of the applicable Restricted Period (as defined in Paragraph 3). On or before the date of execution of the Notice, the Board Member has delivered to the Company one or more stock powers endorsed in blank relating to the Restricted Shares.

(c) Except as provided in Section 1(d), in the event that a certificate for the Restricted Shares is delivered to the Board Member, such certificate shall bear the following legend (the “Legend”):

The ownership and transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Management Incentive Plan of Paradigm Holdings, Inc. and a Restricted Stock Award Notice entered into between the registered owner and Paradigm Holdings, Inc. Copies of such Plan and Notice are on file in the executive offices of Paradigm Holdings, Inc.

In addition, the stock certificate or certificates for the Restricted Shares shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Company may cause a legend or legends to be placed on such certificate or certificates to make appropriate reference to such restrictions.

(d) As soon as administratively practicable following the expiration of the Restricted Period without a forfeiture of the Restricted Shares, and upon the satisfaction of all other applicable conditions as to the Restricted Shares, including, but not limited to, the payment by the Board Member of all applicable withholding taxes, the Company shall deliver or cause to be delivered to the Board Member a certificate or certificates for the applicable Restricted Shares which shall not bear the Legend.

2.	Restrictions.

(a) The Board Member shall have all rights and privileges of a stockholder as to the Restricted Shares, including the right to vote and receive dividends or other distributions with respect to the Restricted Shares, except that the following restrictions shall apply:

(i) the Board Member shall not be entitled to delivery of the certificate or certificates for the Restricted Shares until the expiration of the Restricted Period without a forfeiture of the Restricted Shares and upon the satisfaction of all other applicable conditions;

(ii)  none of the Restricted Shares may be sold, transferred or assigned or disposed of during the Restricted Period applicable to such shares, except as provided in Section 9.1 of the Plan or as otherwise permitted by the Committee in its sole discretion or pursuant to rules adopted by the Committee in accordance with the Plan; and

(iii) all of the Restricted Shares shall be forfeited and returned to the Company and all rights of the Board Member with respect to the Restricted Shares shall terminate in their entirety on the terms and conditions set forth in Paragraph 4.

(b) Any attempt to dispose of Restricted Shares or any interest in the Restricted Shares in a manner contrary to the restrictions set forth in these Terms and Conditions shall be void and of no effect.

3.
Restricted Period and Vesting. The “Restricted Period” is the period beginning on the Grant Date and ending on the date the restricted Stock is deemed vested under the schedule set forth in the Notice. The Restricted Shares shall be deemed vested and no longer subject to forfeiture under Paragraph 4 upon expiration of the Restricted Period. In addition, in the event of a corporate transaction described in subparagraphs (a) through (e) of Section 11.1 of the Plan (each, a “Change in Control”), the Restricted Shares shall be deemed vested and no longer subject to forfeiture; provided, however, that prior to the occurrence of any Change in Control, the Board may determine by a majority vote that vesting shall not accelerate in the event of such Change in Control.

4.	Forfeiture.

(a) Subject to Paragraph 6 below, if during the Restricted Period (i) the Board Member incurs a Dismissal event for Cause, (ii) there occurs a material breach of the Notice or these Terms and Conditions by the Board Member or (iii) the Board Member fails to meet the tax withholding obligations described in Paragraph 5(b), all rights of the Board Member to the Restricted Shares that have not vested in accordance with Paragraph 3 as of the date of such dismissal shall terminate immediately and be forfeited in their entirety.

(b) Subject to Paragraph 6 below, during the Restricted Period, in the event of the Board Member’s Dismissal from the Board for reasons other than Cause; the Board Member’s failure to be nominated and win re-election to the Board; or, the Board Member incurs a Dismissal event for reason of death or disability, the Restricted Stock Grant shall become fully vested subject to the Withholding requirements described in Paragraph 5 below.

(c) In the event of any forfeiture under this Paragraph 4, the certificate or certificates representing the forfeited Restricted Shares shall be canceled to the extent of any Restricted Shares that were forfeited.

5.	Withholding.

(a) The Committee shall determine the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any income recognized by the Board Member with respect to the Restricted Shares.

(b) The Board Member shall be required to meet any applicable tax withholding obligation in accordance with the provisions of Section 12 of the Plan.

(c) Subject to any rules prescribed by the Committee, the Board Member shall have the right to elect to meet any withholding requirement (i) by having withheld from this Award at the appropriate time that number of shares of common stock, rounded up to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash. The Company shall then remit on the Board Member’s behalf the required amount of withholding or other taxes required by law to be withheld or paid. Fair Market Value shall be equal to the closing price of the common stock of the Company on the date of the expiration of the Restricted Period.

6.
Committee Discretion. Notwithstanding any provision of the Notice or these Terms and Conditions to the contrary, the Committee shall have discretion under the Plan to waive any forfeiture of the Restricted Shares as set forth in Paragraph 4, the Restricted Period and any other conditions set forth in the Notice or these Terms and Conditions.

7.
Defined Terms. Capitalized terms used but not defined in the Notice and Agreement shall have the meanings set forth in the Plan, unless such term is defined in the Board Member’s Employment Agreement. Any terms used in the Notice and Agreement, but defined in the Board Member’s Employment Agreement are incorporated herein by reference and shall be effective for purposes of the Notice and these Terms and Conditions without regard to the continued effectiveness of the Employment Agreement.

8.
Nonassignability. The Restricted Shares may not be sold, assigned, transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Board Member is treated as the owner under Sections 671 through 677 of the Code), pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on such Shares, as set forth in the Notice and Agreement, have lapsed or been removed; except that the Board Member may pledge or encumber the Restricted Shares for the purpose of reinvesting into the Company the funds received from pledging or encumbering the Restricted Shares.

9.
Board Member Representations. The Board Member hereby represents to the Company that the Board Member has read and fully understands the provisions of the Notice, these Terms and Conditions and the Plan and the Board Member’s decision to participate in the Plan is completely voluntary. Further, the Board Member acknowledges that the Board Member is relying solely on his or her own advisors with respect to the tax consequences of this restricted stock award.

10.
Regulatory Restrictions on the Restricted Shares. Notwithstanding any other provision of the Plan, the obligation of the Company to issue Restricted Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of the Restricted Shares pursuant to these Terms and Conditions prior to the satisfaction of all legal requirements relating to the issuance of such shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

11.	Miscellaneous.

11.1
Notices. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under these Terms and Conditions shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier, return receipt requested, postage prepaid to the parties at their respective addresses set forth herein, or to such other address as either shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

11.2	Waiver. The waiver by any party hereto of a breach of any provision of the Notice or these Terms and Conditions shall not operate or be construed as a waiver of any other or subsequent breach.

11.3
Entire Agreement. These Terms and Conditions, the Notice and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof. The Agreement may not be amended except by a writing executed by the Board Member and the Company.

11.4
Binding Effect; Successors. These Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in these Terms and Conditions, express or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

11.5	Governing Law. The Notice and these Terms and Conditions shall be governed by and construed in accordance with the laws of the State of Wyoming.

11.6
Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of these Terms and Conditions.

11.7
Conflicts; Amendment. The provisions of the Plan are incorporated in these Terms and Conditions in their entirety. In the event of any conflict between the provisions of these Terms and Conditions and the Plan, the provisions of the Plan shall control. The Agreement may be amended at any time by written agreement of the parties hereto.

11.8	No Right to Continued Employment. Nothing in the Notice or these Terms and Conditions shall confer upon the Board Member any right to continue in the employ or service of the Company or affect the right of the Company to terminate the Board Member’s employment or service at any time.

11.9
Further Assurances. The Board Member agrees, upon demand of the Company or the Committee, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company or the Committee, as the case may be, to implement the provisions and purposes of the Notice and these Terms and Conditions and the Plan.